UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-06179

Flaherty & Crumrine Preferred Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                                     Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                                     Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code:  626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:   May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE PREFERRED INCOME FUND

To the Shareholders of Flaherty & Crumrine Preferred Income Fund (“PFD”):

The second fiscal quarter1 brought with it a few headwinds, but your Fund still earned a respectable 0.7% total return on net asset value2 (“NAV”) during the period. For the first half of the fiscal year, total return on NAV was 3.1%. Total return on market price of Fund shares over the same periods were -0.6% and 6.2%, respectively.

The table below shows Fund returns over various measurement periods, and they continue to be very good. The table includes performance of two indices, Barclays U.S. Aggregate and S&P 500, as proxies for bond and stock markets, respectively. While neither is a benchmark for Fund performance, they provide context for returns on broad asset categories.

TOTAL RETURN ON NET ASSET VALUE

FOR PERIODS ENDED MAY 31, 2015

	Actual Returns			Average Annualized Returns
	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Preferred Income Fund	0.7%	3.1%	8.1%	12.8%	15.2%	7.3%	10.1%
Barclays U.S. Aggregate Index(2)	-0.1%	1.1%	3.0%	2.2%	3.9%	4.6%	6.3%
S&P 500 Index(3)	0.6%	3.0%	11.8%	19.7%	16.5%	8.1%	10.0%

(1)	Since inception on January 31, 1991.
(2)	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.
(3)	The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

The economy continues to show signs of recovery, even if it has been two-steps-forward, one-step-back over the last year. The slowdown experienced this winter appears to have been temporary, with more recent economic data showing some improvement. With this data comes more speculation about when the Federal Reserve may begin to raise short-term interest rates. Intermediate and long-term interest rates moved higher during the quarter, largely because the time to an initial rate hike is compressing. As we have mentioned before, we currently expect short-term rate increases by the Federal Reserve to be gradual. Increases in intermediate and long-term rates should be on a similar but more muted path, edging up over time on stronger U.S. growth and less accommodative monetary policy, but restrained by low interest rates around the globe.

[1]	March 1, 2015—May 31, 2015
[2]	Following the methodology required by the Securities Exchange Commission, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.

Higher rates during the quarter were a headwind for most fixed-income markets, with the 30-year Treasury rising from 2.59% to 2.88% during the quarter; it is up another 25 basis points (bp) since quarter-end. Total returns on longer-duration fixed-income benchmarks, such as Barclays Long U.S. Corporate at -4.06%, and intermediate-duration benchmarks, such as Barclays U.S. Corporate at -1.03%, were generally negative during the quarter.

Conditions in the preferred market remain generally positive. Secondary market liquidity has trailed off recently, but patience is often rewarded (we have plenty!). Supply of new preferred securities has continued apace so far this year, with most issuance in the form of traditional preferred securities from U.S. issuers and contingent capital securities (CoCo’s) from foreign issuers. Overall, supply was well received and deals performed positively after initial pricing. At the margin, supply has kept spreads on preferred securities a bit wider than they might otherwise have been. Many issuers are reaching capacity in their “buckets” of preferred capital, so supply should remain manageable, if not below average, over the next year.

As we have discussed in previous letters, over 60% of the preferred market now is comprised of fixed-to-float or floating-rate securities. Ten years ago, this type of security made up less than 10% of the market. Without repeating full past discussions, it is notable that these securities have lower interest-rate durations than most fixed-for-life securities. All things being equal, these securities will not fall in price as much as fixed-for-life securities would when interest rates rise. Investors should be aware that fixed-to-float securities are not all fashioned from the same mold, a subject we expand on in the discussion topics that follow. Preferred investors can still find longer-duration securities in the preferred market. However, today’s broader range of securities provides a way for us to manage interest-rate exposure in the Fund’s portfolio without using more costly (in today’s market) hedging strategies.

Preferred securities continue to offer higher yields than most other fixed-income securities, and yield has been very difficult to find in recent years without also adding unwanted risks. This yield cushion is important, as it allows for partial absorption of higher long-term interest rates. This is not to say that preferred-security price returns will remain positive despite higher long-term rates, but rather income earned on preferred securities will help to dampen the negative impact of higher long-term rates, and provide positive (or less negative) total returns to investors when compared to other fixed-income markets. Long-time shareholders will know the path to higher rates can be bumpy for all markets over short periods of time.

We close this letter by acknowledging the retirement of a long-time portfolio manager of the Fund, Robert Ettinger. Bob retired as a portfolio manager and from Flaherty & Crumrine as of June 30, 2015. You shouldn’t expect to notice much change in the way your Fund is managed. Transition planning has always been a top priority of the firm. Moreover, the culture of the firm—which Bob was instrumental in shaping—runs deep. And, given his investment in the Fund, you can bet he won’t let us stray from the things which have made the Fund and its sister funds among the top performing preferred funds in the market. We thank Bob for his 30 years of service and lasting contributions, and we wish him all the best in retirement.

In the discussion topics that follow, we dig deeper into subjects mentioned here as well as others of interest to shareholders. In addition, we encourage you to visit the Fund’s website, www.preferredincome.com for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team:

R. Eric Chadwick

Donald F. Crumrine

Bradford S. Stone

July 1, 2015

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below reflects performance over the recent six months of each element comprising total return for the Fund, namely: (a) investing in a portfolio of securities and (b) utilizing leverage to enhance returns to shareholders. Next, we compute the impact of the Fund’s operating expenses. All parts are summed to determine total return on NAV.

Components of PFD’s Total Return on NAV

for the Six Months Ended May 31, 20151

Total Return on Unleveraged Securities Portfolio (including principal change and income)		2.8%
Impact of Leverage (including leverage expense)		1.0%
Expenses (excluding leverage expense)		-0.7%
[1] Actual, not annualized.	Total Return on NAV	3.1%

For comparison, the BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC)2 returned 3.4% for the six months ended May 31, 2015. This index reflects the various segments of the preferred securities market constituting the Fund’s primary focus. Because this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Over the past six-months, the return on the Fund’s (unleveraged) securities portfolio trailed this comparative index. Although the Fund’s total return on NAV exceeded the return on its securities portfolio during this period, it also trailed the return on the index despite the Fund’s use of leverage. While the Fund’s leverage enhanced price returns during the past six-months and its low cost helped offset the Fund’s expenses and increased income available to be distributed by the Fund, its impact was insufficient to match the return on the index.

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. During the six-month period ending May 31, 2015, total return on market price of Fund shares was 6.2%.

[2]

The BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC) includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

Preferred-security valuations, including both the Fund’s NAV and the market price of its shares, can move dramatically when there is volatility in financial markets. The chart below illustrates this volatility in both NAV and market price performance.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, any premium or discount calculated as the difference between these two inputs and expressed as a percentage, would remain relatively close to zero. However, as can be seen in the chart on page 5, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $13.58 on June 30th, the current annualized yield on market price of Fund shares, assuming its current monthly distribution of $0.09 does not change, is 7.95%. In our opinion, this distribution rate measures up favorably with most comparable fixed-income investment opportunities.

Economic and Interest Rate Recap and Outlook

Inflation-adjusted U.S. gross domestic product (real GDP) contracted 0.2% in the first calendar quarter of 2015 and appears to have rebounded only modestly, about 2.5%, in the second quarter. Consumer spending slowed. Business investment fell, partly due to adverse winter weather and supply chain disruptions from West Coast port strikes, but also in response to sluggish economic conditions at home and abroad. Industrial production, led by declines in mining (including oil and gas) output, was flat or down in each of the first five months of 2015. A wider trade deficit also weighed heavily on Q1 real GDP growth; while we currently expect second-quarter results to be better, we believe trade will remain a significant headwind to U.S. growth in 2015.

There were a few economic bright spots, however. Real residential investment grew 6.5% in the first quarter, and continued gains in home sales in April and May suggest second quarter results will also be good. Personal income growth picked up on the back of steady job gains and somewhat higher wages, which should lead to stronger consumer spending over coming quarters. With budget constraints gradually easing, government spending should also turn up in Q2 after dropping slightly earlier in the year. Inflation remains very low but should edge upward over the balance of 2015, as a disinflationary impulse from sharply lower energy prices in 2014’s second half wanes.

We are still optimistic that U.S. real GDP growth, which has averaged just 2.2% since recession ended in June 2009, will accelerate to 2.5-3% over the balance of 2015. However, given contraction in the first quarter, growth for all of 2015 probably will be closer to 2% than our earlier 2.5-3% forecast.

Global economic growth in the first quarter of 2015 was similarly tepid. European real GDP growth came in a bit better than expected but was up just 1.0% from a year earlier. Growth resumed in Japan in Q1 but remained down 0.9% from a year ago. China’s growth continued to slow. Monetary policy eased in each of those regions. The European Central Bank and Bank of Japan are engaged in large-scale quantitative easing, while China is cutting short-term rates, adding liquidity to its banking system and encouraging more lending. Although off their lows, interest rates globally remain very low.

Slower-than-forecast U.S. economic growth persuaded the Federal Reserve to leave the federal funds rate unchanged through June. If growth reaccelerates over coming months, as we expect, the Federal Open Market Committee (FOMC) probably will decide to initiate a gradual series of rate hikes in September. If summer growth remains sluggish, however, the FOMC could wait until December or even into 2016 before raising rates. Whenever rate hikes begin, the Fed will move slowly, knowing that it likely will be the only major central bank raising rates. We anticipate rate hikes of 25 bp per quarter for 6-8 quarters, with less frequent moves thereafter, eventually bringing the fed funds rate to 3-3.5%. That’s about half as fast as prior tightening cycles, with a lower peak.

With the FOMC edging closer to removing monetary accommodation, interest rates rose during the Fund’s fiscal second quarter back to about where they began the fiscal year. The thirty-year Treasury bond yield rose by 29 bp to 2.88% from February 28 to May 31, 2015, while the 10-year yield rose by 13 bp to 2.12%. Both rates are about 25 bp higher through the end of June. Markets are currently pricing in most but not all of the tightening we anticipate. Long-term rates are likely to move modestly higher over the next several years if our forecasts prove accurate, although we expect them to remain well below levels that we normally would associate with 2.5-3% real GDP growth.

Although interest rates are likely to move higher over time, we think yield spreads on preferred securities have room to narrow. Credit conditions continue to improve. Loan defaults and delinquencies are still edging lower. Balance sheets are generally strong, particularly at U.S. banks. Household debt service is low and wealth is rising. Corporate profits are growing moderately, and borrowing, while rising, is manageable. We believe stronger credit fundamentals should drive yield spreads on preferred securities narrower over time, which should partially offset higher yields on Treasuries.

Preferred Market—Fixed-to-Float Securities

We have written frequently about fixed-to-float securities (which constitute 54.0% of the Fund’s portfolio), but here we will expand on our comment in the letter that fixed-to-float securities are not all fashioned from the same mold. Because these securities have coupons that adjust with short-term rates after an initial fixed-rate coupon period (typically 5 or 10 years), they initially have interest-rate sensitivity similar to 5- or 10-year corporate bonds—stated another way, they have similar “durations”. During the initial fixed-rate period, the price of the security will adjust in response to both (a) changes in intermediate and longer-term interest rates and (b) changes in the market’s assessment of the credit risk of the security (or the “credit spread”). After the security’s coupon begins to float, its duration becomes essentially zero and changes in longer-term interest rates no longer have much impact on price. The security’s floating-rate coupon is based on the level of short-term interest rates (typically 3-month LIBOR) and a back-end reset spread. This back-end spread is determined at the time of issuance (typically initial fixed coupon less the comparable swap rate) and will generally remain constant over the life of the security’s floating-rate period (which may be perpetual).

This entire market segment has attracted more scrutiny from investors as it has grown in significance, and investors are taking a closer look at older-vintage (pre-2008) securities that are within one to three years of their first adjustment dates. There are a number of securities with low back-end spreads that may remain outstanding into their floating-rate periods. Bear in mind that, with this structure, issuers generally have the option to redeem securities at par or to extend them as floating-rate instruments. When call dates were beyond a two- or three-year horizon, investors focused on current yields (based on initial, usually higher, fixed-rate coupons) and were less discerning about back-end spreads. Now that many of these bonds are approaching their adjustment dates and interest rates have remained low, attention has turned to the risk many will actually extend and convert into floating-rate securities with much lower yields (compared to their initial coupons). This increased awareness has put noticeable pressure on valuations of this specific segment, as investors anticipate extension risk.

Fortunately, it’s not all bad news for securities approaching their adjustment periods. A security with essentially zero duration due to a coupon that will adjust higher as short-term rates increase may be just what many investors want. However, the price of a fixed-to-float security needs to adjust such that its yield is representative of an issuer’s current credit spread, which generally is wider today than it was pre-2008 and results in prices well below par for certain securities. This has been a necessary adjustment in the market, as certain investors really hadn’t contemplated that these securities would extend and actually become floating-rate instruments. Once pricing adjusts to reflect current credit spreads, these securities may look attractive. Given reduced interest-rate risk when a security begins to float, investors should be willing to accept a lower yield—but still one that compensates for credit risk in today’s market. Further, back-end spreads on these older-vintage securities vary significantly, so there are many ways to layer these into a portfolio.

Even as some fixed-to-float securities became less desirable to investors, demand for new issues with this structure has been strong. In fact, in the institutional market this year, domestic banks have issued $15.9 billion in fixed-to-float hybrids, compared to no issuance of fixed-for-life preferreds. Given the current interest-rate curve, however, back-end spreads on new issues are much wider than many older securities. All else equal, more back-end spread is preferable to less, as it provides additional compensation to investors for a given level of credit risk.

We know this probably sounds complicated, but to us it is yet another fascinating feature of the preferred market. The other side of risk is often opportunity, and we view structural features embedded in preferreds as a source of opportunity and a way for us to add value over time. It is also a reminder of why you have chosen to use a fund such as PFD to gain exposure to this market, one which requires a diligent and analytical approach and active participation.

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OVERVIEW

May 31, 2015 (Unaudited)

Fund Statistics

Net Asset Value	$13.85

Market Price	$15.10

Premium	9.03%

Yield on Market Price	7.15%

Common Stock Shares Outstanding	11,046,979

Moody’s Ratings*	% of Net Assets†

A	1.5%

BBB	70.9%

BB	18.2%

Below “BB”	1.4%

Not Rated**	6.4%

Below Investment Grade***	19.6%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 1.6%.
***	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

JPMorgan Chase	4.9%

Liberty Mutual Group	4.9%

HSBC PLC	4.6%

MetLife	4.5%

Wells Fargo & Company	4.0%

Citigroup	3.8%

Fifth Third Bancorp	3.6%

M&T Bank Corporation	3.3%

Enbridge Energy Partners	3.2%

PNC Financial Services Group	3.1%

% of Net Assets****†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	60%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	48%

****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets include assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

May 31, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 93.2%
	Banking — 48.0%
17,500	Astoria Financial Corp., 6.50%, Series C	$445,244	*
	Bank of America Corporation:
$2,670,000	8.00%, Series K	2,846,887	*
$1,151,000	8.125%, Series M	1,243,080	*(1)
	Barclays Bank PLC:
58,000	7.10%, Series 3	1,492,340	**(3)
3,700	7.75%, Series 4	95,571	**(3)
78,300	8.125%, Series 5	2,037,366	**(1)(3)
	Citigroup, Inc.:
103,800	6.875%, Series K	2,808,049	*(1)
119,778	7.125%, Series J	3,361,270	*
$2,299,000	8.40%, Series E	2,630,171	*(1)
31,975	City National Corporation, 6.75%, Series D	917,043	*
	CoBank ACB:
22,000	6.125%, Series G, 144A****	2,075,564	*
10,000	6.20%, Series H, 144A****	1,019,063	*
10,000	6.25%, Series F, 144A****	1,050,313	*(1)
$5,210,000	Colonial BancGroup, 7.114%, 144A****	7,815	(4)(5)††
15,200	Cullen/Frost Bankers, Inc., 5.375%, Series A	380,190	*
295,600	Fifth Third Bancorp, 6.625%, Series I	8,401,691	*(1)
	First Horizon:
795	First Tennessee Bank, Adj. Rate, 3.75%(6), 144A****	562,910	*(1)
$500,000	First Tennessee Capital II, 6.30% 04/15/34, Series B	482,500
1	FT Real Estate Securities Company, 9.50%, 144A****	1,302,500
112,500	First Niagara Financial Group, Inc., 8.625%, Series B	3,034,406	*(1)
32,050	First Republic Bank, 6.70%, Series A	833,380	*(1)
	Goldman Sachs Group:
$195,000	5.70%, Series L	197,379	*
50,000	6.375%, Series K	1,322,500	*
	HSBC PLC:
$800,000	HSBC Capital Funding LP, 10.176%, 144A****	1,222,000	(1)(2)(3)
150,000	HSBC Holdings PLC, 8.00%, Series 2	3,897,375	**(1)(3)
$130,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	130,559
$145,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	146,335
170,000	HSBC USA, Inc., 6.50%, Series H	4,357,525	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	ING Groep NV:
40,000	6.375%	$1,015,200	**(3)
35,000	7.05%	893,988	**(3)
23,400	7.20%	598,630	**(3)
47,500	7.375%	1,224,075	**(3)
	JPMorgan Chase & Company:
71,900	6.70%, Series T	1,908,226	*(1)
$4,715,000	6.75%, Series S	5,145,244	*(1)
$4,000,000	7.90%, Series I	4,276,000	*(1)
$550,000	Lloyds Banking Group PLC, 6.657%, 144A****	629,062	**(3)
	M&T Bank Corporation:
$2,790,000	6.450%, Series E	3,037,612	*(1)
$4,372,000	6.875%, Series D, 144A****	4,475,835	*(1)
	Morgan Stanley:
128,566	6.875%, Series F	3,508,566	*(1)
80,516	7.125%, Series E	2,281,220	*(1)
254,200	PNC Financial Services Group, Inc., 6.125%, Series P	7,120,778	*(1)
$2,160,000	RaboBank Nederland, 11.00%, 144A****	2,772,900	(1)(3)
50,000	Regions Financial Corporation, 6.375%, Series B	1,304,125	*
	Royal Bank of Scotland Group PLC:
7,500	6.40%, Series M	187,725	**(3)
15,000	6.60%, Series S	376,200	**(3)
108,200	7.25%, Series T	2,756,936	**(1)(3)
	Sovereign Bancorp:
1,750	Sovereign REIT, 12.00%, Series A, 144A****	2,294,688
92,900	State Street Corporation, 5.90%, Series D	2,446,289	*(1)
10,000	Texas Capital Bancshares Inc., 6.50%, Series A	251,625	*
35,000	US Bancorp, 6.50%, Series F	1,036,438	*
	Wells Fargo & Company:
60,300	5.85%, Series Q	1,564,333	*
$1,750,000	5.875%, Series U	1,841,875	*(1)
35,900	6.625%, Series R	1,001,933	*
$1,095,000	7.98%, Series K	1,205,869	*
123,500	8.00%, Series J	3,534,879	*(1)
	Zions Bancorporation:
$1,000,000	7.20%, Series J	1,072,500	*(1)
93,000	7.90%, Series F	2,590,050	*(1)

		110,653,827

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — 0.9%
$1,000,000	General Electric Capital Corp., 7.125%, Series A	$1,170,000	*(1)
	HSBC PLC:
36,537	HSBC Finance Corporation, 6.36%, Series B	921,920	*(1)

		2,091,920

	Insurance — 23.2%
	Ace Ltd.:
$975,000	Ace Capital Trust II, 9.70% 04/01/30	1,459,087	(1)(2)(3)
100,000	Allstate Corp., 6.625% Pfd., Series E	2,706,250	*(1)
$400,000	Aon Corporation, 8.205% 01/01/27	523,000	(1)(2)
112,500	Arch Capital Group, Ltd., 6.75%, Series C	3,031,031	**(1)(3)
	AXA SA:
$1,423,000	6.379%, 144A****	1,589,320	**(1)(2)(3)
$500,000	8.60% 12/15/30	696,250	(3)
201,600	Axis Capital Holdings Ltd., 6.875%, Series C	5,322,744	**(1)(3)
95,600	Delphi Financial Group, 7.376%, 05/15/37	2,398,967	(1)
37,400	Endurance Specialty Holdings, 7.50%, Series B	971,745	**(3)
$2,328,000	Everest Re Holdings, 6.60% 05/15/37	2,330,910	(1)(2)
10,000	Hartford Financial Services Group, Inc., 7.875%	314,025
	Liberty Mutual Group:
$500,000	7.80% 03/15/37, 144A****	607,500
$5,157,000	10.75% 06/15/58, 144A****	8,057,812	(1)(2)
	MetLife:
$3,096,000	MetLife, Inc., 10.75% 08/01/39	5,131,620	(1)(2)
$3,600,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	5,292,000	(1)(2)
36,010	PartnerRe Ltd., 7.25%, Series E	938,871	**(1)(3)
78,900	Principal Financial Group, 6.518%, Series B	2,008,991	*
$402,000	Prudential Financial, Inc., 5.625% 06/15/43	427,627
	QBE Insurance:
$1,100,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	1,240,250	(1)(3)
11,500	RenaissanceRe Holdings Ltd, 6.08%, Series C	289,225	**(3)
	Unum Group:
$2,820,000	Provident Financing Trust I, 7.405% 03/15/38	3,285,300	(1)(2)
	XL Group PLC:
$5,500,000	XL Capital Ltd., 6.50%, Series E	4,752,000	(1)(3)

		53,374,525

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — 12.8%
10,350	Alabama Power Company, 6.45%	$284,949	*(1)
	Baltimore Gas & Electric Company:
10,000	6.70%, Series 1993	1,015,000	*(1)
2,400	7.125%, Series 1993	243,900	*
	Commonwealth Edison:
$2,953,000	COMED Financing III, 6.35% 03/15/33	3,086,269	(1)(2)
$3,150,000	Dominion Resources, Inc., 7.50% 06/30/66	3,189,375	(1)(2)
30,000	Entergy Louisiana, Inc., 6.95%	3,015,939	*(1)
25,000	Georgia Power Company, 6.50%, Series 2007A	2,675,782	*(1)
25,000	Indianapolis Power & Light Company, 5.65%	2,421,095	*
53,300	Integrys Energy Group, Inc., 6.00%	1,441,365	(1)(2)
	Nextera Energy:
$1,500,000	FPL Group Capital, Inc., 6.65% 06/15/67, Series C	1,403,145	(1)(2)
	PECO Energy:
$500,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	586,409	(1)(2)
	PPL Corp:
59,000	PPL Capital Funding, Inc., 5.90%, Series B	1,514,088
$2,250,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	2,069,136	(1)(2)
$2,850,000	Puget Sound Energy, Inc., 6.974% 06/01/67, Series A	2,714,625	(1)(2)
34,000	Southern California Edison, 6.50%, Series D	3,581,689	*(1)
3,700	Wisconsin Public Service Corporation, 6.88%	376,244	*

		29,619,010

	Energy — 3.2%
$7,002,000	Enbridge Energy Partners LP, 8.05% 10/01/37	7,282,080	(1)(2)

		7,282,080

	Real Estate Investment Trust (REIT) — 3.6%
34,550	Kimco Realty Corporation, 6.90%, Series H	882,407	(1)
	National Retail Properties, Inc.:
40,000	5.70%, Series E	979,700
19,580	6.625%, Series D	510,695
	PS Business Parks, Inc.:
4,000	5.70%, Series V	98,690
50,000	6.45%, Series S	1,300,125	(1)(2)
7,500	6.875%, Series R	192,975
14,000	Public Storage, 6.375%, Series Y	377,895

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — (Continued)
110,368	Realty Income Corporation, 6.625%, Series F	$2,897,160	(1)(2)
37,300	Regency Centers Corporation, 6.625%, Series 6	973,996

		8,213,643

	Miscellaneous Industries — 1.5%
37,400	Ocean Spray Cranberries, Inc., 6.25%, 144A****	3,470,021	*

		3,470,021

	Total Preferred Securities (Cost $203,175,150)	214,705,026

Corporate Debt Securities — 5.2%
	Banking — 2.6%
$2,710,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	3,473,299	(1)(2)
77,000	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	1,928,273
20,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	561,050

		5,962,622

	Financial Services — 0.3%
21,763	Affiliated Managers Group, Inc., 6.375% 08/15/42	568,722
5,562	Raymond James Financial, 6.90% 03/15/42	149,076

		717,798

	Insurance — 1.1%
$2,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	2,552,118	(1)(2)

		2,552,118

	Energy — 1.0%
$1,680,000	Energy Transfer Partners LP, 8.25% 11/15/29	2,224,083	(1)(2)

		2,224,083

	Communication — 0.2%
20,200	Qwest Corporation, 7.375% 06/01/51	527,473

		527,473

	Total Corporate Debt Securities (Cost $9,894,656)	11,984,094

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2015 (Unaudited)

Shares/$ Par		Value

Common Stock — 0.1%
	Banking — 0.1%
3,620	CIT Group, Inc.	$167,461	*

		167,461

	Insurance — 0.0%
19,801	WMI Holdings Corporation, 144A****	56,433	*†

		56,433

	Total Common Stock (Cost $1,330,325)	223,894

Money Market Fund — 0.1%
	BlackRock Liquidity Funds:
195,506	T-Fund, Institutional Class	195,506

	Total Money Market Fund (Cost $195,506)	195,506

Total Investments (Cost $214,595,637***)	98.6%		227,108,520

Other Assets And Liabilities (Net)	1.4%		3,241,511

Total Managed Assets	100.0%	‡	$230,350,031

Loan Principal Balance			(77,400,000)

Total Net Assets Available To Common Stock			$152,950,031

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2015 (Unaudited)

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2015, these securities amounted to $40,554,998 or 17.6% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $143,998,899 at May 31, 2015.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $49,443,757 at May 31, 2015.
(3)	Foreign Issuer.
(4)	Illiquid security (designation is unaudited).
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of May 31, 2015.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015 (Unaudited)

ASSETS:
Investments, at value (Cost $214,595,637)		$227,108,520
Receivable for investments sold		1,578,362
Dividends and interest receivable		2,470,877
Prepaid expenses		102,562

Total Assets		231,260,321

LIABILITIES:
Loan Payable	$77,400,000
Payable for investments purchased	628,144
Dividends payable to Common Stock Shareholders	72,485
Investment advisory fee payable	108,649
Administration, Transfer Agent and Custodian fees payable	35,178
Professional fees payable	50,183
Accrued expenses and other payables	15,651

Total Liabilities		78,310,290

NET ASSETS AVAILABLE TO COMMON STOCK		$152,950,031

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Undistributed net investment income		$372,482
Accumulated net realized loss on investments sold		(17,003,271)
Unrealized appreciation of investments		12,512,883
Par value of Common Stock		110,470
Paid-in capital in excess of par value of Common Stock		156,957,467

Total Net Assets Available to Common Stock		$152,950,031

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (11,046,979 shares outstanding)		$13.85

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2015 (Unaudited)

INVESTMENT INCOME:
Dividends†		$4,142,102
Interest		3,171,137
Rehypothecation Income		13,766

Total Investment Income		7,327,005

EXPENSES:
Investment advisory fees	$635,836
Administrator’s fees	109,538
Professional fees	55,510
Insurance expenses	56,924
Transfer Agent fees	15,185
Directors’ fees	35,490
Custodian fees	14,812
Compliance fees	18,200
Interest expenses	385,799
Other	73,711

Total Expenses		1,401,005

NET INVESTMENT INCOME		5,926,000

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the period		254,014
Change in net unrealized appreciation/(depreciation) of investments		(1,391,453)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(1,137,439)

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$4,788,561

†	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2015 (Unaudited)	Year Ended November 30, 2014
OPERATIONS:
Net investment income	$5,926,000	$12,273,655
Net realized gain/(loss) on investments sold during the period	254,014	6,342,766
Change in net unrealized appreciation/(depreciation) of investments	(1,391,453)	4,836,469

Net increase in net assets resulting from operations	4,788,561	23,452,890

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(5,958,699)	(12,757,913)

Total Distributions to Common Stock Shareholders	(5,958,699)	(12,757,913)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	431,217	433,798

Net increase in net assets available to Common Stock resulting from Fund share transactions	431,217	433,798

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO
COMMON STOCK FOR THE PERIOD	$(738,921)	$11,128,775

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$153,688,952	$142,560,177
Net increase/(decrease) in net assets during the period	(738,921)	11,128,775

End of period (including undistributed net investment income of $372,482 and $405,181, respectively)	$152,950,031	$153,688,952

(1)	May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2015 (Unaudited)

INCREASE/(DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$4,788,561

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(6,680,214)
Proceeds from disposition of investment securities	4,419,255
Net sales of short-term investment securities	471,281
Increase in dividends and interest receivable	(64,020)
Increase in receivable for investments sold	(906,532)
Increase in prepaid expenses	(53,201)
Net amortization/(accretion) of premium/(discount)	112,779
Increase in payable for investments purchased	628,144
Increase in payables to related parties	4,246
Decrease in accrued expenses and other liabilities	(31,005)
Change in net unrealized (appreciation)/depreciation of investments	1,391,453
Net realized gain from investments sold	(254,014)

Net cash provided by operating activities	3,826,733

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan	1,700,000
Dividend paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net investment income	(5,526,733)

Net cash used in financing activities	(3,826,733)

Net increase/(decrease) in cash	—

CASH:
Beginning of the period	—

End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$387,295
Reinvestment of dividends	431,217
Increase in dividends payable to common stock shareholders	749

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated

FINANCIAL HIGHLIGHTS

For a Common Stock share outstanding throughout each period

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended May 31, 2015 (Unaudited)		Year Ended November 30,
			2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$13.95		$12.98	$13.51	$11.45	$11.86	$9.82

INVESTMENT OPERATIONS:
Net investment income	0.54		1.12	1.13	1.25	1.14	1.07
Net realized and unrealized gain/(loss) on investments	(0.10)		1.01	(0.46)	1.97	(0.43)	1.94
DISTRIBUTIONS TO APS* SHAREHOLDERS:
From net investment income	—		—	—	—	—	(0.01)

Total from investment operations	0.44		2.13	0.67	3.22	0.71	3.00

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.54)		(1.16)	(1.20)	(1.16)	(1.12)	(0.96)

Total distributions to Common Stock Shareholders	(0.54)		(1.16)	(1.20)	(1.16)	(1.12)	(0.96)

Net asset value, end of period	$13.85		$13.95	$12.98	$13.51	$11.45	$11.86

Market value, end of period	$15.10		$14.76	$12.48	$14.85	$13.63	$12.03
Total investment return based on net asset value**	3.05	%****	17.12%	5.02%	28.22%	5.65%	31.52%
Total investment return based on market value**	6.19	%****	28.89%	(8.14)%	18.40%	23.99%	43.65%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$152,950		$153,689	$142,560	$147,522	$124,095	$127,561
Operating expenses including interest expense(1)	1.82	%***	1.82%	1.84%	2.02%	2.08%	2.29%
Operating expenses excluding interest expense	1.32	%***	1.31%	1.31%	1.38%	1.46%	1.57%
Net investment income†	7.72	%***	8.24%	8.46%	10.06%	9.45%	9.72%
Net investment income, including payments to APS Shareholders†	—		—	—	—	—	9.66%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	2	%****	28%	32%	35%	24%	37%
Total managed assets, end of period (in 000’s)	$230,350		$229,389	$218,260	$221,622	$192,395	$188,061
Ratio of operating expenses including interest expense(1)(2) to total managed assets	1.22	%***	1.20%	1.22%	1.34%	1.38%	1.54%
Ratio of operating expenses excluding interest expense(2) to total managed assets	0.89	%***	0.87%	0.87%	0.92%	0.97%	1.05%

*	Auction Preferred Stock.
**	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.
***	Annualized.
****	Not Annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes APS and loan principal balance.
(1)	See Note 8.
(2)	Does not include distributions to APS shareholders.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2014	$0.0900	$13.90	$14.08	$13.90
January 30, 2015	0.0900	14.02	15.30	14.54
February 27, 2015	0.0900	14.01	15.47	14.70
March 31, 2015	0.0900	14.10	15.17	14.41
April 30, 2015	0.0900	13.96	15.60	14.82
May 29, 2015	0.0900	13.85	15.10	14.35

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	05/31/2015*	11/30/2014	11/30/2013	11/30/2012	11/30/2011	11/30/2010

Total Debt Outstanding, End of Period (000s)(1)	$77,400	$75,700	$75,700	$74,100	$68,300	$60,500
Asset Coverage per $1,000 of Debt(2)	2,976	3,030	2,883	2,991	2,817	3,108

(1)	See Note 8.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.
*	Unaudited.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Flaherty & Crumrine Preferred Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on September 28, 1990, and commenced operations on January 31, 1991 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Preferred Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of May 31, 2015 is as follows:

	Total Value at May 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$110,653,827	$89,408,174	$21,237,838	$7,815
Financial Services	2,091,920	2,091,920	—	—
Insurance	53,374,525	31,793,629	21,580,896	—
Utilities	29,619,010	9,617,109	20,001,901	—
Energy	7,282,080	7,282,080	—	—
Real Estate Investment Trust (REIT)	8,213,643	8,213,643	—	—
Miscellaneous Industries	3,470,021	—	3,470,021	—
Corporate Debt Securities
Banking	5,962,622	2,489,323	3,473,299	—
Financial Services	717,798	717,798	—	—
Insurance	2,552,118	—	2,552,118	—
Energy	2,224,083	—	2,224,083	—
Communication	527,473	527,473	—	—
Common Stock
Banking	167,461	167,461	—	—
Insurance	56,433	56,433	—	—
Money Market Fund	195,506	195,506	—	—

Total Investments	$227,108,520	$152,560,549	$74,540,156	$7,815

Flaherty & Crumrine Preferred Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, securities with an aggregate market value of $8,057,812 were transferred into Level 2 from Level 1. The securities were transferred due to a decrease in the quantity and quality of the information related to trading activity or broker quotes for these securities. During the reporting period, there were no transfers into Level 1 from Level 2.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board of Directors and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Preferred Securities
	Total Investments	Banking
Balance as of 11/30/14	$7,815	$7,815
Accrued discounts/premiums	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Purchases	—	—
Sales	—	—
Transfer in	—	—
Transfer out	—	—
Balance as of 05/31/15	$7,815	$7,815

For the six months ended May 31, 2015, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $0. Total unrealized gain/(loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 05/31/15	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$7,815	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

Flaherty & Crumrine Preferred Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions must be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

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Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2014, 2013 and 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 was as follows:

	Distributions paid in fiscal year 2015		Distributions paid in fiscal year 2014
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

Common Stock	N/A	N/A	$12,757,913	$0

As of November 30, 2014, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)

$(8,181,919)	$497,992	$0	$4,850,196

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The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains through the dates listed below. During the year ended November 30, 2014, the Fund utilized $6,352,332 of capital losses expiring in 2017.

2017	No Expiration Short Term*	No Expiration Long Term*	Total

$8,181,919	$0	$0	$8,181,919

*	Under the Regulated Investment Company Modernization Act of 2010, as amended (“Modernization Act”), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 indefinitely. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $21,941 of federal excise taxes attributable to calendar year 2014 in March 2015.

3.	Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. Historically, the Fund has used options on Treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. When the strategy has been employed, the Fund would purchase put options on Treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund has also purchased and written call options on Treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

The Fund did not use any derivatives during the six months ended May 31, 2015 and the fiscal year ended November 30, 2014.

Options on Financial Futures Contracts: When an interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk

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associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

4.	Investment Advisory Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the Fund’s average monthly total managed assets up to $100 million and 0.50% of the Fund’s average monthly total managed assets of $100 million or more.

For purposes of calculating the fees payable to the Adviser, Administrator and Custodian, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

BNY Mellon (c/o Computershare) also serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNY Mellon’s services as Transfer Agent, the Fund pays BNY Mellon a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee attended, and $250 for each telephone meeting

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attended. The Audit Committee Chairman receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.	Purchases and Sales of Securities

For the six months ended May 31, 2015, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $6,680,214 and $4,419,255, respectively.

At May 31, 2015, the aggregate cost of securities for federal income tax purposes was $223,649,777 the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,227,869 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $15,769,126.

6.	Common Stock

At May 31, 2015, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Six Months Ended 05/31/15		Year Ended 11/30/14
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	29,962	$431,217	31,450	$433,798

7.	Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.	Committed Financing Agreement

The Fund has entered into a committed financing agreement (“Financing Agreement”) with BNP Paribas Prime Brokerage, Inc. that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of May 31, 2015, the committed amount, and amount borrowed, under the Financing Agreement was $77.4 million.

The lender charges an annualized rate of 0.65% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 0.75% on the drawn (borrowed) balance. For the six months ended May 31, 2015, the daily weighted average annualized interest rate on the drawn balance was 1.00% and the

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average daily loan balance was $76,017,582. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations.

9.	Portfolio Investments, Concentration and Investment Quality

The Fund invests primarily in a diversified portfolio of preferred securities. This includes traditional preferred stocks eligible for the inter-corporate dividends received deduction (“DRD”) and fully taxable preferred securities. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts and mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management and custody, investment banking and brokerage, insurance, insurance brokerage, and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

The Fund may invest up to 25% of its assets at the time of purchase in securities rated below investment grade by all of Moody’s, S&P and Fitch, provided that (a) such securities are rated at least “Ba3”

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by Moody’s, “BB-” by S&P, or “BB-” by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below “Ba3” by Moody’s, “BB-” by S&P and “BB-” by Fitch if the issuer has investment grade senior debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its assets in common stocks and, under normal market conditions, up to 20% of its assets in debt securities. Certain of its investments in hybrid (i.e., fully taxable, preferred) securities will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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ADDITIONAL INFORMATION (Unaudited)

Dividend	Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the shareholder elects to receive cash. Registered shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2015, no brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 14, 2014. This filing, as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 28, 2015. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Meeting of Shareholders

On April 21, 2015, the Fund held its Annual Meeting of Shareholders for the purpose of electing Directors of the Fund. The proposal was approved by the Fund’s shareholders and the results of the voting are as follows:

Name	For	Withheld
Donald F. Crumrine	8,766,682	184,807
Robert F. Wulf	8,791,516	159,973

David Gale, Karen H. Hogan and Morgan Gust continue to serve in their capacities as Directors of the Fund.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

David Gale 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 66	Director	Class I Director since January 1997	President of Delta Dividend Group, Inc. (investments)	5	Emmis Communications

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 68	Director and Nominating and Governance Committee Chairman	Class III Director since January 1991	Owner and operator of various entities engaged in agriculture and real estate.	5	CoBiz, Financial, Inc. (financial services)

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 54	Director	Class I Director since April 2005	Board Chair and Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Directors – three year term expires at the Fund’s 2017 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class II Directors – three year term expires at the Fund’s 2018 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Director – three year term expires at the Fund’s 2016 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Robert F. Wulf 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 78	Director and Audit Committee Chairman	Class II Director since January 1991	Financial Consultant; Former Trustee, University of Oregon Foundation; Trustee, San Francisco Theological Seminary	5	None

INTERESTED DIRECTOR:

Donald F. Crumrine† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 67	Director, Chairman of the Board	Class II Director since January 1991	Portfolio Manager of Flaherty & Crumrine Incorporated; Chairman of Flaherty & Crumrine until September 2014	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Directors – three year term expires at the Fund’s 2017 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class II Directors – three year term expires at the Fund’s 2018 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Director – three year term expires at the Fund’s 2016 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.
†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
OFFICERS

R. Eric Chadwick 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 40	Chief Executive Officer and President	Since July 2004	Portfolio Manager of Flaherty & Crumrine; President of Flaherty & Crumrine since September 2014; Vice President of Flaherty & Crumrine until September 2014

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 42	Chief Compliance Officer, Vice President and Secretary	Since July 2005

Executive Vice President of Flaherty & Crumrine since September 2014; Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine; Vice President of Flaherty & Crumrine until September 2014

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 55	Chief Financial Officer, Vice President and Treasurer	Since July 2003	Portfolio Manager of Flaherty & Crumrine; Executive Vice President of Flaherty & Crumrine since September 2014; Vice President of Flaherty & Crumrine until September 2014

Roger Ko 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 40	Assistant Treasurer	Since April 2014	Trader of Flaherty & Crumrine since September 2013; Director at Deutsche Bank Securities from 2009 to July 2013

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 51	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since July 2004	Assistant Compliance Officer and Secretary of Flaherty & Crumrine

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 58	Assistant Treasurer	Since August 2010	Administrator of Flaherty & Crumrine

*	Each officer serves until his or her successor is elected and qualified or until his or her earlier resignation or removal.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

On January 21, 2015, the Board of Directors of the Fund (the “Board”) approved the continuation of the existing investment advisory agreement with the Adviser (the “Agreement”). The following paragraphs summarize the material information and factors considered by the Board, including the Non-Interested Directors, as well as their conclusions relative to such factors.

In considering whether to approve the Fund’s Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with management this and other information relating to the Agreement during the Special Meeting held on January 14, 2015 for that specific purpose. In reaching their determinations relating to continuance of the Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and their multi-year experience as directors of the Fund. In their deliberations, Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund, and their determinations were made separately in respect of each other Fund advised by the Adviser. In particular, the Board members focused on the following with respect to the Fund.

Nature, Extent and Quality of Services

The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund’s investment program, as well as the continued provision of significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business. The Board members evaluated the Adviser’s services based on their direct experience serving as Board members for many years, focusing on (i) the Adviser’s knowledge of the preferred securities market generally, (ii) the Adviser’s internal resources dedicated to identifying opportunities to add additional value through hedging and other sophisticated financial transactions, and (iii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered continued efforts undertaken by the Adviser to maintain an effective compliance

Flaherty & Crumrine Preferred Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund operates, the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.

Investment Performance

The Board members took note of the extraordinary market conditions since 2008, the recovery in markets for the Fund’s securities and the Fund’s strong performance, which evidenced the Adviser’s continued adherence to its investment discipline. The Board members were provided with information regarding the Fund’s total return on net asset value performance in comparison to the performance of its peer funds for the 1-, 3-, 5- and 10-year periods, which showed that the Fund’s performance was above the peer group average for all periods. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and examined differences between the Fund and certain funds in the comparison group. The Board members also reviewed in detail relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees, below average advisory/administration fees and an above average (by 2 bp) total expense ratio.

Profitability

The Board members considered the Adviser’s methodology for determining its profitability with respect to the Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund based on two expense allocation methods. The Board members also considered the Adviser’s assertion that it provided, at a lower cost, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members accepted the Adviser’s statement that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

Economies of Scale

The Board members noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and, based on adverse market conditions and lower levels of leverage, the Fund’s size had declined from historic highs – although over the past several years aggregate assets had increased as a result of market appreciation. In light of these circumstances, specifically the lack of material asset growth over time, the Board members considered that the Adviser would not benefit from economies of scale, especially where personnel and other Adviser costs of providing services did not decline commensurately. The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. The Board members acknowledged that, because the Adviser’s portfolio management is focused exclusively on preferred securities, certain economies of scale could be realized across all of the Adviser’s clients in terms of research and portfolio management and that these economies are shared by all of the Adviser’s clients both through the overall level of fees and through

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ADDITIONAL INFORMATION (Unaudited) (Continued)

reinvestment in the Adviser’s business with technology, added personnel and infrastructure. The Board members also noted that the Fund’s advisory fee schedules decline as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of economies of scale arising from increased assets. Accordingly, the Board members determined that the existing advisory fee levels reflect possible economies of scale.

In light of their discussions and considerations as described above, the Board members made the following determinations:

•	the nature and extent of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

•	the Fund’s overall performance over time has been satisfactory, given the Fund’s investment policies and strategies and the Adviser’s adherence to them;

•

the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information, considered over relevant time periods, (ii) the cost of the services provided and profits realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

•

there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund’s assets, and the fee was structured to provide for a sharing of the benefits of economies of scale.

Based on these conclusions, the Board members determined that approval of the continuation of the Agreement was in the best interests of the Fund and its shareholders.

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Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

R. Eric Chadwick, CFA

Chief Executive Officer and

President

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Chief Financial Officer,

Vice President and Treasurer

Roger Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Questions concerning your shares of Flaherty & Crumrine Preferred Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent & Shareholder Servicing Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Semi-Annual

Report

May 31, 2015

www.preferredincome.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Due to his retirement from the investment adviser, Robert M. Ettinger ceased serving as a portfolio manager to the Fund effective June 30, 2015.

R. Eric Chadwick, Bradford S. Stone, and Donald Crumrine continue to serve as portfolio mangers for the fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Preferred Income Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	July 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	July 27, 2015

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer
and Vice President
(principal financial officer)

Date	July 23, 2015

* Print the name and title of each signing officer under his or her signature.